EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Laboratory Corporation of America Holdings


We consent to the use of our reports incorporated herein by reference.


                                            KPMG PEAT MARWICK LLP

Raleigh, North Carolina
December 12, 1996

                                       11